UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2020

RHYTHM PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38223	46-2159271
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

222 Berkeley Street

12th Floor

Boston, MA 02116

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (857) 264-4280

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RYTM	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 9, 2020, the Board of Directors (the “Board”) of Rhythm Pharmaceuticals, Inc. (the “Company”) increased the size of the Board from eight to nine directors and appointed (a) Lynn A. Tetrault as a Class I director of the Company to serve until the Company’s 2021 annual meeting of stockholders, and (b) Camille L. Bedrosian, M.D. as a Class III director of the Company to serve until the Company’s 2023 annual meeting of stockholders.

Each of Ms. Tetrault and Dr. Bedrosian is eligible to receive compensation in accordance with the Company’s non-employee director compensation policy, including receipt of an annual retainer of $40,000 for her Board service, and an initial award of an option to purchase 37,000 shares of the Company’s common stock (the “Initial Award”). The Initial Award has an exercise price equal to $28.27 per share, the fair market value of a share of the Company’s common stock on the date of grant, and will vest and become exercisable in three substantially equal annual installments following the date of grant, subject to each director’s continued service on the Board through each such vesting date. Each of Ms. Tetrault and Dr. Bedrosian has also entered into the Company’s standard indemnification agreement for directors and officers.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 9, 2020, the Board amended and restated the Company’s bylaws (as amended and restated, the “Amended and Restated Bylaws”) to insert a new “Article VIII – Forum Selection” (the “Amendment”). The Amendment provides that (i) unless the Company consents in writing to the selection of an alternative forum, to the fullest extent permitted by law, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, and (ii) any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Company shall be deemed to have notice of and consented to the provisions of Section 8.1 of the Amended and Restated Bylaws.

The foregoing description of the Amendment is qualified by reference to the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Rhythm Pharmaceuticals, Inc.
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RHYTHM PHARMACEUTICALS, INC.

Date: December 11, 2020	By:	/s/ Hunter Smith
Hunter Smith
Chief Financial Officer

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